SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

May 11, 2007

 (Date of earliest event reported)

HEPALIFE TECHNOLOGIES, INC.

(Exact name of registrant as specified in its charter)

Florida

(State or other jurisdiction of incorporation)

000-29819

(Commission File Number)

58-2349413

(I.R.S. Employer Identification No.)

60 State Street, Suite 700, Boston, MA  02109

(Address of principal executive offices)

(800) 518-4879

(Company’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 1. Company's Business and Operations

Item 1.01 – Entry into a Material Definitive Agreement

The Agreement

On May 11, 2007 Hepalife Technologies, Inc. (the “Company”) entered into a Securities Purchase Agreement (the “Agreement”) with GCA Strategic Investment Limited (the “Purchaser”). The Agreement provided for the sale by Company to Purchaser of $2,500,000 aggregate principal amount of Company's Convertible Note due May 11, 2009 (the “Convertible Note”). The Convertible Note was issued on May 11, 2007 and the purchase price of the Convertible Note was $2,125,000 (eighty-five per cent of the principal amount of the Convertible Note). The Convertible Note does not bear interest except upon an event of default, at which time interest shall accrue at the rate of 18% per annum. Under the terms of the Agreement, the Purchaser agreed not to effect, or cause any affiliate or associate to effect, a short sale of Company's common stock.

In connection therewith, the Company also issued to the Purchaser warrants to purchase up to an aggregate of 670,000 shares of the Company’s common stock at a price of $1.50 per share (the “Warrants”). The Warrants have a term of five years.

The Company also agreed to pay:

•

Global Capital Advisors, LLC (“Adviser”), the Purchaser's adviser, out of pocket fees of $15,000; and

•

Equinox Securities, Inc., an NASD registered broker/dealer, pursuant to an agreement dated April 19, 2007 10% of the amount funded plus a warrant to purchase a number of shares of the Company’s common stock equal to 10% (in this case, 67,000 shares) of the number of shares subject to the Warrants at the same exercise price as set forth in the Warrants ($1.50 per share) in consideration of its efforts in securing, on behalf of the Company, the financing with the Purchaser.

Conversion of the Convertible Note

The Convertible Note (and any accrued and unpaid interest or liquidated damages amount) may be converted into  shares of the Company's common stock at a conversion price will be 95% of the trading volume weighted average price, as reported by Bloomberg LP (the “VWAP”), for the five trading days immediately prior to the date of notice of conversion.

Prepayment of the Convertible Note

For so long as Company is not in default and Company is not in receipt of a notice of conversion from the holder of the Note, Company may, at its option, prepay, in whole or in part, this Convertible Note for a pre-payment price (the “Prepayment Price”) equal to the greater of (A) the outstanding principal amount of the Note plus all accrued and unpaid interest if any, and any outstanding liquidated damages, if any, and (B)(x) the number of shares of Common Stock into which this Convertible Note is then convertible, times (y) the VWAP, as reported by Bloomberg L.P., of the Company’s Common Stock for the five (5) Trading Days immediately preceding the date that this Convertible Note is noticed for prepayment, plus accrued and unpaid interest.

Redemption of the Convertible Note

The Company may be required under certain circumstances to redeem any outstanding balance of the Convertible Note. In such an event, the redemption price will be equal to the then outstanding principal amount of the Notes plus all accrued and unpaid interest, including default interest, if any, and any outstanding liquidated damages (the “Redemption Price”).

Registration

The Company is required to file, within 45 days (the "Filing Date") of the May 11, 2007 (the “Closing Date”), a Registration Statement  (the "Registration Statement") to register the resale of the Common Shares issuable under the conversion of the Convertible Note by the Purchaser and the Common Shares issuable upon exercise of the Warrants. The Company will use its best efforts to cause the Registration Statement to become effective (the "Effective Date") no later than 120 days following the Closing Date. If the registration statement is not timely filed, Company will pay Purchaser liquidated damages in the amount of 1% of the principal amount of the then outstanding balance due under the Convertible Note for each 30-day period, prorated, until the registration statement is filed If the registration statement is not declared effective within such 120 day period, Company will pay Purchaser liquidated damages in the amount of 2% of the principal amount of the then outstanding balance of the Convertible Note for each 30-day period, prorated, until the registration statement is declared effective. In the event the Company fails to obtain an effective registration Statement by the 180th day following the Closing Date, the Purchaser shall have the right to require the Company to redeem the Convertible Note and Warrants at the Redemption Price.

Additional Restrictions

Beginning on the date of the Closing Date and continuing for a period of 180 days following the effective date (the “Effective Date”) of the Registration Statement(the “Restrictive Period”), the Company will not sell, or offer to sell, without the Fund’s written approval, any securities which are sold at a discount to the then current market price of the Company’s common stock (the “Market Price”) or convertible or exercisable at a discount to the Market Price (including any credit facilities which are convertible into securities which may be issued at a discount to the then current market price) other than borrowings under conventional credit facilities existing as of the date hereof, stock issued or credit facilities to be established in connection with acquisitions, employee and director stock options of the Company or Company stock purchase plan, existing rights and warrants of the Company and securities issued hereunder and an equity line of credit; provided however, that said equity line of credit shall not be drawn down on or before the first anniversary of the Effective Date of the Registration Statement without the express consent of the Fund.  In addition, the Company shall not issue any securities in connection with a strategic alliance entered into by the Company unless such securities are the subject of a one year statutory or contractual hold period or, if not subject to such a hold period.  Notwithstanding the foregoing, the Company may enter into the following types of transactions: (1) "permanent financing" transactions, which would include any form of debt or equity financing; (2) "project financing" transactions which provide for the issuance of non-convertible debt instruments in connection with the operation of the Company’s business as presently conducted or as proposed to be conducted; and (3) an underwritten offering of the Company’s Common Shares, provided that such offering provides for the registration of the Conversion Shares if there is not an effective registration statement registering the Conversion Shares.  Until such time as all of the Note have been either redeemed or converted into Conversion Shares in full, the Company will not issue any of its equity securities (or derivative securities), unless any shares of Common Stock issued or issuable in connection therewith are “restricted securities.”

Item 1.02 – Termination of a Material Definitive Agreement

On May 11, 2007, the Company and Fusion Capital Fund II, LLC (“Fusion”) mutually terminated that certain $15 million Common Stock Purchase Agreement by and between the Company and Fusion, dated January 20, 2006.  The Company did not incur any termination costs as a result of mutually terminating this agreement. The foregoing description is qualified in its entirety by reference to the Mutual Termination Agreement filed as Exhibit 10.7 attached hereto.

SECTION 2.  Financial Information

None.

SECTION 3.  Securities and Trading Markets

Item 3.02   Unregistered Sales of Equity Securities

On  May  11,  2007,  in  conjunction  with  the  financing transaction describe in Item 1.01 above,  we issued the Convertible  Note in the principal amount of  $2,500,000 and Warrants to purchase  670,000 shares of our common stock to the Purchaser,  in  exchange  for  $2,125,000 in cash.  The Purchaser has represented that it is an accredited investor as defined in Regulation D as promulgated under the Securities Act of 1933, as amended (the “Securities Act”); accordingly, the issuance was exempt from registration requirements of the Securities Act by virtue of the exemption from such registration afforded by Section 4(2) of the Securities Act and Regulation D as promulgated thereunder.

SECTION 4.  Matters Related to Accountants and Financial Statements

None.

SECTION 5.  Corporate Governance and Management

None.

SECTION 6. [Reserved]

N/A.

SECTION 7.  Regulation FD

Except for the historical information presented in this document, the matters discussed in this Form 8-K, or otherwise incorporated by reference into this document, contain "forward-looking statements" (as such term is defined in the Private Securities Litigation Reform Act of 1995). These statements are identified by the use of forward-looking terminology such as "believes", "plans", "intend", "scheduled", "potential", "continue", "estimates", "hopes", "goal", "objective", expects", "may", "will", "should" or "anticipates" or the negative thereof or other variations thereon or comparable terminology, or by discussions of strategy that involve risks and uncertainties. The safe harbor provisions of Section 21E of the Securities Exchange Act of 1934, as amended, and Section 27A of the Securities Act of 1933, as amended, apply to forward-looking statements made by the Company. The reader is cautioned that no statements contained in this Form 8-K should be construed as a guarantee or assurance of future performance or results. These forward-looking statements involve risks and uncertainties, including those identified within this Form 8-K. The actual results that the Company achieves may differ materially from any forward-looking statements due to such risks and uncertainties. These forward-looking statements are based on current expectations, and the Company assumes no obligation to update this information. Readers are urged to carefully review and consider the various disclosures made by the Company in this Form 8-K and in the Company's other reports filed with the Securities and Exchange Commission that attempt to advise interested parties of the risks and factors that may affect the Company's business.

Note: Information in this report furnished pursuant to Item 7 shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section. The information in this current report shall not be incorporated by reference into any registration statement pursuant to the Securities Act of 1933, as amended. The furnishing of the information in this current report is not intended to, and does not, constitute a representation that such furnishing is required by Regulation FD or that the information this current report contains is material investor information that is not otherwise publicly available.

On May 15, 2007, the Company issued a news release to announce the financing transaction described in Item 1.01 – Entry into a Material Definitive Agreement above. This news release, dated May 15, 2007, is attached as Exhibit 99.1 to this Form 8-K and is incorporated herein by reference.

SECTION 8.  Other Events

None.

SECTION 9.  Financial Statements and Exhibits

Item 9.01  Financial Statements and Exhibits

The following exhibit is furnished as part of this report:

NUMBER

EXHIBIT DESCRIPTION

10.1

Securities Purchase Agreement with GCA Strategic Investment Fund Limited dated May 11, 2007

10.2

Convertible Promissory Note Dated May 11, 2007 issued to GCA Strategic Investment Fund Limited

10.3

Common Stock Purchase Warrant issued to GCA Strategic Investment Fund Limited

10.4

Registration Rights Agreement with GCA Strategic Investment Fund Limited dated May 11, 2007

10.5

Escrow Agreement with GCA Strategic Investment Fund Limited dated May 11, 2005.

10.6

Agreement Dated April 19, 2007 with Equinox Securities, Inc.

10.7

Mutual Termination Agreement dated May 11, 2007 with Fusion Capital Fund II, LLC.

99.1

Press Release dated May 15, 2007

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HEPALIFE TECHNOLOGIES, INC.

/s/ Harmel S. Rayat

Harmel S. Rayat

Chief Financial Officer and Secretary

Date: May 16, 2007

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

May 11, 2007

 (Date of earliest event reported)

HEPALIFE TECHNOLOGIES, INC.

Index to Exhibits Filed

NUMBER

EXHIBIT DESCRIPTION

10.1

Securities Purchase Agreement with GCA Strategic Investment Fund Limited dated May 11, 2007

10.2

Convertible Promissory Note Dated May 11, 2007 issued to GCA Strategic Investment Fund Limited

10.3

Common Stock Purchase Warrant issued to GCA Strategic Investment Fund Limited

10.4

Registration Rights Agreement with GCA Strategic Investment Fund Limited dated May 11, 2007

10.5

Escrow Agreement with GCA Strategic Investment Fund Limited dated May 11, 2005.

10.6

Agreement Dated April 19, 2007 with Equinox Securities, Inc.

10.7

Mutual Termination Agreement dated May 11, 2007 with Fusion Capital Fund II, LLC.

99.1

Press Release dated May 15, 2007